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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                August 9, 2001
               Date of Report (Date of earliest event reported)


                         CARRIER 1 INTERNATIONAL S.A.
            (Exact name of registrant as specified in its charter)

       LUXEMBOURG                001-15693               98-0199626
     (State or other          (Commission File          (IRS Employer
      jurisdiction                Number)            Identification No.)
    of incorporation)

                               ROUTE D'ARLON 3
                         L-8009 STRASSEN, LUXEMBOURG
             (Address of principal executive offices) (Zip code)

                            (011) (41-1) 297 2600
             (Registrant's telephone number, including area code)



      In this report "Carrier1 International" refers to Carrier1 International S.A., a societe anonyme organized under the laws of the Grand-Duchy of Luxembourg, and "Carrier1," "we," "our" and "us" refers to Carrier1 International and its subsidiaries and their predecessors, except where the context otherwise requires.

Item 9.     REGULATION FD DISCLOSURE

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such information and exhibit be deemed incorporated by reference in any filing


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under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 9, 2001, Carrier1 issued a press release indicating that it will announce its second quarter results on August 14, 2001, and containing other data, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired.  Not applicable.

(b)   Pro forma financial information.  Not applicable.

(c)   Exhibits

      99.1  Press Release dated August 9, 2001


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2001                  CARRIER1 INTERNATIONAL S.A.

                                       By:   /s/ KEES VAN OPHEM
                                          --------------------------------
                                       Name:  Kees van Ophem
                                       Title: Executive Vice President,
                                              Corporate Services and
                                              General Counsel


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                              INDEX TO EXHIBITS


  EXHIBIT NUMBER   DESCRIPTION
  --------------   -----------
       99.1        Press Release dated August 9, 2001.




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